PFM MULTI-MANAGER SERIES TRUST
(the “Trust”)

Supplement dated October 1, 2024, 2024
to the Trust’s Summary Prospectus, Prospectus and Statement of Additional Information
each dated January 29, 2024 for the
PFM Multi-Manager Fixed-Income Fund
PFM Multi-Manager Domestic Equity Fund
PFM Multi-Manager International Equity Fund
(each, a “Fund” and collectively, the “Funds”)

This supplement provides new and additional information to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated January 29, 2024. You can find the Summary Prospectus, Prospectus and SAI, as well as other information about the Funds, online at www.firstamericanfunds.com/index/FundPerformance/ShareholderDocuments and may also obtain this information at no charge by calling 1-800- 527-5412 (1- 800- 527-5412).

On October 1, 2024, PFM Asset Management LLC (“PFMAM”), the investment adviser to the Funds, consolidated into its parent company, U.S. Bancorp Asset Management, Inc. (“USBAM”) and PFM Fund Distributors, Inc. (“PFMFD”), the distributor to the Funds, consolidated into its affiliate, U.S. Bancorp Investments, Inc. (“USBI”). The consolidations were effected in connection with corporate restructuring at U.S. Bank N.A., the ultimate parent company to each of PFMAM and USBAM. PFMFD and USBI are subsidiaries of U.S. Bank N.A.’s parent company, U.S. Bancorp.

The consolidation of PFMAM into USBAM does not involve a change in actual control or management of the Funds’ investment adviser and the same individuals will continue to provide portfolio management services to the Funds under the same investment management fee schedule. In addition, it is expected that there will be no change to the leadership, marketing and client services teams for the Funds. Because there is no actual change in control or management of the investment adviser, this consolidation does not constitute an “assignment” of the investment advisory agreement for purposes of the Investment Company Act of 1940 and, therefore, a shareholder vote is not required.

In connection with the above, effective on October 1, 2024, the Summary Prospectus, Prospectus and SAI are amended as follows:

1)All references to “PFM Asset Management LLC” are replaced with references to “U.S. Bancorp Asset Management, Inc.”
2)All references to “PFM Fund Distributors, Inc.” are replaced with references to “U.S. Bancorp Investments, Inc.”
3)The first two sentences under “MANAGEMENT” – “Investment Adviser” in the Prospectus are replaced with the following:

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U.S. Bancorp Asset Management, Inc. is the investment adviser of the Funds. The Adviser is a subsidiary of U.S. Bank National Association. Its primary place of business is located at 800 Nicollet Mall, Minneapolis, MN 55402 213. The Adviser’s primary business is to provide a variety of investment management services to registered investment companies, such as the Funds, pooled investment funds, public entities, foundations, endowments, state and local governments and their agencies, local government investment pools, pension and OPEB funds, banks, hospitals, insurance companies, self-insurance pools, non-profit organizations (such as foundations, endowments) and other entities.

4)The first paragraph under “INVESTMENT ADVISER” in the SAI is replaced with the following:

U.S. Bancorp Asset Management, Inc. (“USBAM”) serves as the Funds’ investment adviser pursuant to an Advisory Agreement dated December 7, 2021, which was assumed from PFMAM by USBAM on October 1, 2024 (Advisory Agreement). The Investment Adviser is a subsidiary of U.S. Bank National Association. The Investment Adviser is located at 800 Nicollet Mall, Minneapolis, MN 55402 213.

5)The first paragraph under “DISTRIBUTOR” in the SAI is replaced with the following:

The Trust, on behalf of the Funds, has entered into a Distribution Agreement with the Distributor, with principal offices at 60 Livingston Avenue, EP-MN-WN3C, Saint Paul, MN 55107. The Distributor, an affiliate of USBAM, offers shares of each Fund on a continuous basis.

In addition, effective October 1, 2024, each Fund’s name is changed as follows:

CURRENT FUND NAME	NEW FUND NAME
PFM Multi-Manager Fixed-Income Fund	First American Multi-Manager Fixed-Income Fund
PFM Multi-Manager Domestic Equity Fund	First American Multi-Manager Domestic Equity Fund
PFM Multi-Manager International Equity Fund	First American Multi-Manager International Equity Fund

Please keep this supplement with your Summary Prospectus, Prospectus and SAI for future reference.
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